UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2025

Charlotte’s Web Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

British Columbia	000-56364	98-1508633
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Tech Court Louisville, Colorado	80027
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (720) 617-7303

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On April 6, 2023, Charlotte’s Web, Inc. (the “Company”) announced the formation of DeFloria Inc., a Delaware company (“DeFloria”) with AJNA BioSciences PBC (“AJNA”), and a subsidiary of British American Tobacco PLC (LSE: BATS and NYSE: BTI) (“BAT”). BAT holds a 100% equity interest in the preferred units of DeFloria and the Company and AJNA each hold approximately 50% of DeFloria’s voting common units.

On July 15, 2025, the Company entered into a promissory note (“Note”), as lender, where the Company loaned $750,000 to DeFloria. The Note and accrued interest is due and payable by DeFloria upon the later of (a) December 31, 2026, or (b) the date the Company shall issue and sell units of a newly-authorized series of preferred units (or similar securities or instruments) in a bona fide financing transaction to one or more investors for aggregate cash proceeds to the Company or any other convertible debt of the Company of not less than Ten Million dollars ($10,000,000). Upon any event of default by DeFloria under the Note, which include DeFloria’s failure to pay amounts within 3 business days of when due and breaches of DeFloria’s obligations under its transaction documents with the Company, the Company will be entitled to exercise its rights under the Note.

The foregoing description of the Promissory Note does not purport to be complete and is qualified in its entirety by reference to the Promissory Note which is filed as Exhibit 99.1 hereto.

Item 9.01.	Financial Statements and Exhibits.
(d)	Exhibits:

┼ Certain identified information has been excluded from the exhibit pursuant to Item 601(a)(6) and/or Item 601(b)(10)(iv) of Regulation S-K.

Exhibit No.	Description

99.1	Promissory Note, dated July 15, 2025 ┼
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CHARLOTTE’S WEB HOLDINGS, INC.

Date: July 18, 2025	By:	/s/ Stephen Rogers
Stephen Rogers
Senior Vice President - General Counsel and Corporate Secretary